Exhibit 10.01

LEASE TERMINATION AGREEMENT

THIS LEASE TERMINATION AGREEMENT dated as of July 26, 2007, by and among JOHN F. POWER, AS TRUSTEE OF KNH REALTY TRUST, under a Declaration of Trust dated January 29, 1981, recorded with the Suffolk County Registry of Deeds in Book 9664, Page 114, having an address c/o Farley White Management Company, 10 High Street, Suite 900, Boston, Massachusetts 02110 (“Landlord”), POINT THERAPEUTICS, INC., having an address of 155 Federal Street, Boston, Massachusetts 02110 (“Tenant”), BROWN BROTHERS HARRIMAN & CO., having an address of 140 Broadway, New York, New York 10005 (“Brown Brothers”), and NUTTER MCCLENNEN & FISH, LLP, having an address of World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210 (“Escrow Agent”).

Background

Landlord and Tenant have entered into a Lease, dated as of March 16, 2005, pertaining to the premises containing approximately 14,493 rentable square feet located on the fourth floor of the buildings known and numbered as 155 Federal Street and 10 High Street in Boston, Massachusetts (“Lease”).

Tenant’s obligations under the Lease are partially secured by a Letter of Credit, dated March 28, 2005, issued by Brown Brothers, naming Boston Federal Associates (“BFA”), the sole beneficiary of KNH Realty Trust, as the beneficiary of the Letter of Credit, a copy of which is attached to this Agreement as Exhibit A (“Letter of Credit”). Tenant’s obligations to Brown Brothers are secured by certain cash collateral held by Brown Brothers and a UCC-1 Financing Statement on the Personal Property (defined in Section 5 of this Agreement).

Landlord and Tenant have agreed to an early termination of the Lease upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Termination. The Lease shall be and is hereby terminated and cancelled and the term thereof is brought to an end effective as of July 31, 2007 (“Termination Date”) with the same force and effect as if such date were the date set for expiration of the term, subject to the following conditions:

i.	Landlord’s receipt of the funds described in Sections 2 and 3 of this Agreement;

ii.	Landlord’s receipt of the Personal Property described in Section 5 of this Agreement; and

iii.	As of the Termination Date, there shall be no Event of Default or any event that has occurred that with the passage of time, or giving of notice, or both, would constitute an Event of Default under the Lease.

2. Rent. On or before the Termination Date, Tenant shall pay the Fixed Rent in the amount of $32,609.25, plus all additional rent for Real Estate Taxes and Operating Costs in the amount of $332.00, due through August 31, 2007.

3. Letter of Credit. Escrow Agent hereby acknowledges receipt of the original Letter of Credit in escrow. Landlord, BFA and Tenant hereby direct Brown Brothers to: (i) send to Escrow Agent an original UCC-3 Termination Statement pertaining to Brown Brothers’ security interest on the Personal Property (defined in Section 5 of this Agreement); and (ii) release $300,000 from its cash collateral and to wire such amount to Escrow Agent, in accordance with the following wiring instructions, to be held in escrow subject to the terms of this Agreement (“Escrowed Funds”):

Bank Name:	Citizens Bank of Massachusetts One Citizens Drive Riverside, RI 02915-9961
Account Name:	Nutter, McClennen & Fish, LLP Real Estate Special Account
Account #:	113176-791-5
ABA #:	011-500-120
Reference:	Farley White

Landlord, BFA and Tenant acknowledge and agree that upon Escrow Agent’s receipt of the Escrowed Funds, Escrow Agent may release the Letter of Credit from escrow and deliver the original Letter of Credit to Brown Brothers, whereupon the Letter of Credit may be canceled by Brown Brothers. When Escrow Agent is unconditionally prepared to deliver the original Letter of Credit to Brown Brothers, Escrow Agent may release the Escrowed Funds to Landlord and cause the UCC-3 Termination Statement to be filed with the Massachusetts Secretary of the Commonwealth.

4. Option to Extend; Right of First Offer. Tenant shall have no option to extend the term and no right of first offer to lease any space within the Building.

5. Bill of Sale. Tenant hereby conveys to Landlord all of Tenant’s right, title and interest in and to all furniture, fixtures and equipment located in the Premises, including the telephone system, but specifically excluding all books and records, computers and the leased equipment (collectively, the “Personal Property”).

Tenant warrants and represents to Landlord that, after giving effect to the provisions of this Agreement and the termination of Brown Brothers’ security interest in the Personal Property, title to the Personal Property is free and clear of any lien, claim or encumbrance created by, through or under Tenant, but otherwise Tenant has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including but not limited to: title; merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; or patent infringement or latent defects. Landlord accepts the Personal Property on an “as is, where is” basis.

6. Yield Up. Effective as of the Termination Date, Tenant remises, releases, quitclaims and surrenders to Landlord, its successors and assigns, all of Tenant’s rights in and to the Premises. Tenant shall vacate the Premises on or before the Termination Date and shall leave the Premises in the yield-up condition required under the Lease on the expiration of the term, including, without limitation, leaving the same broom clean, free of personal effects and in good order, repair and condition, and removing all of its property, except for the Personal Property described in Section 5 of this Agreement, from the Premises.

7. Mutual Releases. Effective as of the Termination Date, each party hereby releases, discharges and acquits the other parties, and the other parties’ members, partners, affiliates, subsidiaries, officers, directors, agents, attorneys, employees, successors and assigns from any and all debts, claims, liabilities, demands, damages, actions and causes of actions of any kind and all kinds whatsoever, whether known or unknown, suspected or unsuspected, that such party has or could have against the other as of the date hereof, arising out of or relating in any way to the Lease and the occupancy or use of the Premises by Tenant first arising from and after the Termination Date, except for (i) any obligations of Tenant that are expressly stated to survive expiration or termination of the Lease under the terms and provisions of the Lease; and (ii) each party’s obligations under this Agreement.

8. Voluntary Agreement. The parties have read this Agreement, and on the advice of counsel they have freely and voluntarily entered into this Agreement.

9. Entire Agreement. This Agreement constitutes the entire agreement of the parties regarding the subject matter hereof and supersedes all prior dealings between them with respect to such subject matter and may not be amended except by an instrument in writing signed by all the parties.

10. Successors and Assigns. This document shall become effective and binding only upon the execution and delivery of this Agreement by Landlord, BFA, Tenant and Brown Brothers. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

11. Capitalized Terms. Capitalized terms not defined herein shall have the meaning ascribed to them in the Lease.

12. Escrow Agent. The duties of the Escrow Agent are determined solely by this Agreement and are purely ministerial in nature. If any dispute arises between the parties as to whether or not the Escrow Agent is obligated to deliver the Escrowed Funds, the Escrow Agent is not obligated to make any delivery, but may hold the Escrowed Funds until receipt of a written authorization signed by all persons having an interest in the dispute, directing the disposition of the Escrowed Funds. In the absence of a written authorization, the Escrow Agent may hold the

Escrowed Funds until the rights of the parties have been finally determined in an appropriate proceeding. Moreover, the Escrow Agent may bring an appropriate proceeding for leave to deposit the Escrowed Funds pending a determination of the rights of the parties. If threatened with litigation, the Escrow Agent may interplead all interested parties in an appropriate action and may deposit the Escrowed Funds with the clerk of the court; thereupon the Escrow Agent will have no further liability under this Agreement. The parties agree that Nutter McClennen & Fish, LLP shall not, by virtue of its serving as Escrow Agent, be disqualified from representing Landlord and BFA in connection with any dispute regarding the disposition of the Escrowed Funds.

Escrow Agent is not liable for any mistake of fact or error of judgment, or for any acts or omissions, unless caused by its willful misconduct or gross negligence. The parties to this Agreement each release Escrow Agent from any act done or omitted to be done by Escrow Agent in good faith in performance of its obligations under this Agreement. Escrow Agent is entitled to rely on any document or signature believed by it to be genuine and may assume that any person purporting to give any writing or instruction in connection with this Agreement is duly authorized to do so by the party on whose behalf such writing or instruction is given.

The undersigned jointly and severally indemnify and protect Escrow Agent from and hold it harmless against any loss, liability, or expense incurred without willful misconduct or gross negligence on the part of Escrow Agent, arising out of its duties under this Escrow Agreement, as well as the costs and expenses of defending against any claim or liability arising under this Agreement.

(END OF PAGE)

WITNESS the execution hereof as an instrument under seal as of the date first above written.

KNH REALTY TRUST			POINT THERAPEUTICS, INC.

By:		/s/ John F. Power	By:	/s/ Michael P. Duffy
		John F. Power, as Trustee and not individually	Name:	Michael P. Duffy
			Title:	Secretary

BOSTON FEDERAL ASSOCIATES, a Massachusetts limited partnership			BROWN BROTHERS HARRIMAN & CO.

By:		Boston Federal Associates LLC,	By:	/s/ J. Edward Hall
		its general partner	Name:	J. Edward Hall
			Title:	Managing Director

	By:	/s/ John F. Power
John F. Power, Manager

NUTTER, MCCLENNEN & FISH, LLP

By:		/s/ John P. Dougherty
John P. Dougherty

EXHIBIT A

Letter of Credit

BROWN BROTHERS HARRIMAN & CO.	140 BROADWAY, NEW YORK, NY 10005-1101
PRIVATE BANKERS	SWIFT: BBHCUS33 TELEX: 62923 BBHUW

DATE: MARCH 28, 2005

BENEFICIARY:

BOSTON FEDERAL ASSOCIATES

C/O FARLEY WHITE INTEREST

155 FEDERAL STREET, SUITE 1200

BOSTON, MA 02110

ATTENTION: JOHN POWER

GENTLEMEN/LADIES:

AMOUNT: $300,000.00 (U.S. DOLLARS THREE HUNDRED THOUSAND AND 00/100)

WE HEREBY ISSUE OUR IRREVOCABLE, TRANSFERABLE STANDBY LETTER OF CREDIT NO. MA-S330825 IN YOUR FAVOR AT THE REQUEST AND FOR THE ACCOUNT OF POINT THERAPEUTICS INC., 125 SUMMER STREET, BOSTON, MA 02110 WHICH IS AVAILABLE BY PAYMENT OF YOUR SIGHT DRAFT(S) DRAWN ON BROWN BROTHERS HARRIMAN & CO., NEW YORK BEARING THE CLAUSE: “DRAWN UNDER STANDBY LETTER OF CREDIT NO. MA-S330825 OF BROWN BROTHERS HARRIMAN & CO., NEW YORK” WHEN ACCOMPANIED BY THE FOLLOWING DOCUMENT:

A LETTER PURPORTEDLY SIGNED BY AN AUTHORIZED SIGNATORY OF BOSTON FEDERAL ASSOCIATES STATING THAT: “BOSTON FEDERAL ASSOCIATES IS ENTITLED TO DRAW ON LETTER OF CREDIT NO. MA-S330825 UNDER THE TERMS OF THE THE LEASE DATED MARCH 16, 2005 BETWEEN BOSTON FEDERAL ASSOCIATES AS LANDLORD AND POINT THERAPEUTICS INC. AS TENANT”.

WE HEREBY AGREE WITH THE DRAWERS, ENDORSERS AND BONA FIDE HOLDERS OF ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT THAT SUCH DRAFTS WILL BE HONORED BY US IF PRESENTED TO US AT 140 BROADWAY, NEW YORK, NEW YORK 10005 ATTN: LETTER OF CREDIT GROUP ON OR BEFORE THE EXPIRATION DATE SET FORTH HEREIN OR ANY FUTURE EXPIRATION DATE.

SPECIAL CONDITIONS:

PARTIAL AND MULTIPLE DRAWINGS ARE ALLOWED.

ANY PARTIAL DRAWING UNDER THIS LETTER OF CREDIT WILL CAUSE THE STATED AVAILABLE BALANCE TO BE REDUCED BY THE AMOUNT OF ANY SUCH PARTIAL DRAWING.

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BROWN BROTHERS HARRIMAN & CO.	140 BROADWAY, NEW YORK, NY 10005-1101
PRIVATE BANKERS	SWIFT: BBHCUS33 TELEX: 62923 BBHUW

OUR REF NO MA-S330825	PAGE 2

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES, BUT IN EACH INSTANCE TO A SINGLE TRANSFEREE AND IN THE FULL AMOUNT AVAILABLE TO BE DRAWN AT THE TIME OF SUCH TRANSFER.

TRANSFER FEES ARE FOR ACCOUNT OF THE APPLICANT.

TRANSFER UNDER THIS LETTER OF CREDIT IS RESTRICTED TO THE COUNTERS OF BROWN BROTHERS HARRIMAN & CO., NEW YORK AND ANY TRANSFER DOES NOT BECOME OPERATIVE UNTIL THE FOLLOWING CONDITIONS HAVE BEEN COMPLIED WITH:

A. THE ORIGINAL LETTER OF CREDIT AND SUBSEQUENT AMENDMENTS HAVE BEEN RETURNED TO US.

B. OUR TRANSFER FORM ANNEXED HERETO AS “EXHIBIT A” HAS BEEN SUBMITTED AND THE SIGNATURE HAS BEEN AUTHENTICATED BY A BANK.

C. THE AUTHENTICATING BANK’S SIGNATURE CIRCULAR HAS BEEN SUBMITTED ALONG WITH EXHIBIT A ENABLING US TO AUTHENTICATE THEIR SIGNATURE.

D. THE TRANSFEREE AND AUTHENTICATING BANK HAVE BEEN APPROVED BY US AS NOT BEING CONTRARY TO U.S. TREASURY AND U.S. DEPARTMENT OF COMMERCE REGULATIONS AND WE NOTIFY YOU ACCORDINGLY.

WHERE THERE HAS BEEN A TRANSFER THE NAME OF THE TRANSFEREE BENEFICIARY MUST BE USED IN PLACE OF THE TRANSFEROR BENEFICIARY IN ANY REQUIRED DRAFT OR DOCUMENT.

THIS LETTER OF CREDIT SHALL INITIALLY EXPIRE AT OUR COUNTERS ON JUNE 15, 2006 HOWEVER, IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR AN ADDITIONAL PERIOD OF ONE (1) YEAR FROM THE PRESENT OR ANY FUTURE EXPIRATION DATE HEREOF, UNLESS AT LEAST NINETY (90) DAYS BEFORE ANY SUCH EXPIRATION DATE WE NOTIFY YOU AT THE ABOVE ADDRESS BY REGISTERED MAIL OR COURIER SERVICE OF OUR ELECTION NOT TO RENEW THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL PERIOD. IN ANY EVENT, THIS LETTER OF CREDIT SHALL NOT BE RENEWED BEYOND JUNE 15, 2010.

UPON RECEIPT OF OUR NOTIFICATION THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT, YOU MAY DRAW HEREUNDER BY PRESENTATION OF YOUR SIGHT DRAFT(S) DRAWN ON BROWN BROTHERS HARRIMAN & CO., NEW YORK BEARING THE CLAUSE: “DRAWN UNDER STANDBY LETTER OF CREDIT NO. MA-S330825 OF BROWN BROTHERS HARRIMAN & CO., NEW YORK.”

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BROWN BROTHERS HARRIMAN & CO.	140 BROADWAY, NEW YORK, NY 10005-1101
PRIVATE BANKERS	SWIFT: BBHCUS33 TELEX: 62923 BBHUW

OUR REF NO MA-S330825	PAGE 3

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS, 1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500, WHICH IS INCORPORATED INTO THE TEXT OF THIS LETTER OF CREDIT BY THIS REFERENCE.

VERY TRULY YOURS

BROWN BROTHERS HARRIMAN & CO.

/s/ Kim M. Array

BROWN BROTHERS HARRIMAN & CO.	140 BROADWAY, NEW YORK, NY 10005-1101
PRIVATE BANKERS	SWIFT: BBHCUS33 TELEX: 62923 BBHUW

EXHIBIT “A” UNDER IRREVOCABLE STANDBY

LETTER OF CREDIT NO. MA-S330825

INSTRUCTION TO TRANSFER

DATE:

BROWN BROTHERS HARRIMAN & CO.

140 BRAODWAY

NEW YORK, NEW YORK 10005

ATTN: LETTER OF CREDIT GROUP

RE: LETTER OF CREDIT NO. MA-S330825

GENTLEMEN/LADIES:

THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME AND ADDRESS OF TRANSFEREE)

ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE REFERENCED LETTER OF CREDIT IN ITS ENTIRETY.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN LETTER OF CREDIT NO. MA-S330825 ARE TRANSFERRED TO THE TRANSFEREE, AND THE TRANSFEREE SHALL HAVE SOLE RIGHT AS BENEFFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS AND WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE OF THE UNDERSIGNED BENEFICIARY.

YOU ARE HEREBY INSTRUCTED TO ISSUE, IN ACCORDANCE WITH THE TERMS OF THE LETTER OF CREDIT, A NEW LETTER OF CREDIT TO THE ABOVE MENTIONED TRANSFEREE HAVING THE SAME TERMS, EXCEPT SUBSTITUTING THEIR NAME FOR OURS IN THE DRAFT AND ANY OTHER DRAWING DOCUMENT, AND THE SAME STATED AMOUNT, PROVIDED THAT THE STATED AMOUNT OF THE NEW LETTER OF CREDIT MAY BE REDUCED BY THE AMOUNT OF ANY DRAWINGS HONORED BY THE BANK PURSUANT TO THE LETTER OF CREDIT PRIOR TO THE DATE HEREOF.

THIS LETTER OF CREDIT NO. MA-S330825 IS RETURNED HEREWITH FOR YOUR ENDORSEMENT TOGETHER WITH ALL AMENDMENTS (IF ANY), TO DATE.

VERY TRULY YOURS, AUTHORIZED SIGNATURE

SIGNATURE AUTHENTICATED

BANK NAME

AUTHORIZED SIGNATURE